SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------

                                    FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:                     July 29, 1996
Date of earliest event reported:    July 29, 1996

                              The Eastern Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Connecticut                  0-599                      06-0330020
- ------------          ---------------------             -------------
(State of            (Commission File Number)          (IRS Employer
incorporation)                                        Identification No.)


 112 Bridge Street, Naugatuck, Connecticut                    06770
 -----------------------------------------                  ---------
(Address of principal executive offices)                   (Zip Code)


                           (203) 729-2255
          --------------------------------------------------
         (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

         On July 29, 1996, the Board of Directors of The Eastern Company (the "Registrant") amended the By-laws of the Registrant as set forth in Exhibit 1 hereto.

ITEM 7.  EXHIBITS
         --------

         1. Amendment to By-laws of the Registrant adopted on July 29, 1996.

SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     THE EASTERN COMPANY



                                  By /s/ Stedman G. Sweet
                                    -----------------------
                                         Stedman G. Sweet
                                         President and Chief
                                         Executive Officer



DATE:  July 29, 1996

                              EXHIBIT INDEX
                              -------------





Exhibit No.                   Description
- -----------                   -----------


     1.  Amendment to By-laws of the Registrant adopted on July 29, 1996.

                                                             Exhibit 1
                                                             ---------



     On July 29, 1996, the Board of Directors of The Eastern
Company (the "Registrant") amended Article X of the By-laws of the Registrant to read in its entirety as set forth below:



                         ARTICLE X.  AMENDMENTS
                         ----------------------

     The By-laws of the Corporation may be amended, repealed or added to by the vote of holders of not less than seventy-five percent (75%) of the outstanding voting stock at any annual or special meeting of the Shareholders or by the vote of a majority of all the Directors at any meeting of the Board of Directors, provided that in either case notice of the meeting shall include notice of such proposed action.